THOMPSON PLUMB FUNDS, INC.
ANNUAL REPORT

November 30, 1995

Thompson Plumb Balanced Fund
Thompson Plumb Bond Fund
Thompson Plumb Growth Fund

8201 Excelsior Drive, Suite 200
Madison, Wisconsin 53717
Telephone (608) 831-1300


January 15, 1996
ANNUAL REPORT TO SHAREHOLDERS

Dear Fellow Shareholder:

We are proud to present you the following report depicting the investment returns of our family of mutual funds for the period ending November 30, 1995. The last year was an excellent year in the investment markets and your Funds participated in this favorable environment. The Balanced Fund was up 21.02 percent, the Bond Fund was up 14.06 percent, and the Growth Fund was up 32.87 percent. The goals for each fund are as follows:

Thompson Plumb Balanced Fund
This Fund seeks to realize a combination of income and capital appreciation, which will result in the highest total return while assuming reasonable risk. The Balanced Fund seeks to attain this objective by investing in a diversified portfolio of common stocks and fixed income securities.

Thompson Plumb Bond Fund
This Fund seeks a high level of current income while at the same time preserving investment capital. It seeks to attain this objective by investing primarily in a diversified portfolio of investment-grade debt securities.

Thompson Plumb Growth Fund
This Fund seeks a high level of long-term growth primarily through capital appreciation, while at the same time assuming reasonable risk. The Growth Fund seeks to attain this objective by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. Although current income is not a primary objective of the Growth Fund, the Fund anticipates that capital growth will be accompanied by growth through dividend income.

We hope that you find the report clear and concise and that it provides you with a sufficient amount of detailed information in order to be able to review your investment. We welcome your comments and questions.

Sincerely,

John W. Thompson, CFA    Thomas G. Plumb, CFA
Chairman & Secretary     President & Treasurer

THOMPSON PLUMB FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

November 30, 1995

CONTENTS


                                             Page(s)
REPORT TO SHAREHOLDERS                            1

INVESTMENT REVIEWS
     Balanced Fund                                5
     Bond Fund                                    6
     Growth Fund                                  7

FINANCIAL STATEMENTS
     Statement of assets and liabilities          8
     Schedule of investments                   9-13
     Statement of operations                     15
     Statement of changes in net assets          16
     Notes to financial statements            17-20
     Financial highlights                        21

REPORT OF INDEPENDENT ACCOUNTANTS                23


This annual report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund prospectus which contains facts concerning the Funds' objectives and policies, management, expenses and other information.

THOMPSON PLUMB FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

November 30, 1995

BALANCED FUND INVESTMENT REVIEW

This is the second full year that I have managed this fund on your behalf. Its cumulative return of 23.62 percent ranked 41 out of 146 balanced mutual funds for those two years*. This past year the return of 21.02 percent lagged the average balanced fund return of
22.67 percent (as measured by Lipper Analytical Services) due to two main reasons. The fact that our bond investments were in short and intermediate maturities, coupled with significantly falling long-term interest rates, detracted from our overall return potential. Our decision to be at the high end of our equity exposure range helped our return but was offset by our exposure to depressed retail stocks. The negative retail environment caused these stocks to decrease and we bought into this sector at low prices that have not proved to be bargain prices.

Looking ahead, we plan to continue our strategy of concentrating our research on stocks that will benefit from the globalization of the consumer products industry and from the technological trends toward business productivity enhancement. Interest rate trends should reflect a slowing domestic economy and low inflation rate. Therefore, we plan to remain in the intermediate-term maturities in order to benefit from modestly declining interest rates.

We at Thompson, Plumb & Associates, Inc. are dedicated to providing you with competitive investment returns in a challenging investment environment.

Sincerely,


Thomas G. Plumb
Portfolio Manager

*Ranking refers to the load-adjusted total return for balanced funds as supplied by Lipper Analytical Services, Inc.

Thompson Plumb Balanced Fund
Comparison of Change in Value of a $10,000 Investment
                                                    LEHMAN BROTHERS
           THOMPSON PLUMB         STANDARD &         INTERMEDIATE
           BALANCED FUND       POOR'S 500 INDEX     CORP/GOV'T INDEX
Mar 87         10,000              10,000                10,000
Nov 87          8,450               8,065                10,125
Nov 88         10,164               9,921                10,905
Nov 89         12,243              12,978                12,274
Nov 90         12,388              12,529                13,254
Nov 91         14,661              15,078                15,032
Nov 92         16,260              17,863                16,286
Nov 93         16,752              19,667                17,872
Nov 94         17,112              19,873                17,545
Nov 95         20,708              27,222                20,096

Thompson Plumb Balanced Fund
Average Annual Total Return

1 Year            21.02%
5 Year            10.82%
Since Inception    8.71%

Past performance is not predictive of future performance.


THOMPSON PLUMB FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

November 30, 1995

BOND FUND INVESTMENT REVIEW

The Bond Fund allows individual investors to participate in a managed bond portfolio that seeks a high level of current income while preserving investment capital. Our strategy has been to invest in high-quality, investment-grade securities and to adjust our average maturities in anticipation of interest rate changes.
In general, bond prices move in the opposite direction of interest rates and changes in interest rates typically have a greater effect on the prices of longer-term bonds than those with shorter maturities.

Overall, our investment strategy for the Bond Fund during fiscal 1995 was to modestly extend the maturities of our bonds in anticipation of a declining interest rate environment. We shifted more assets into intermediate-term maturities and sold our shorter-term bonds. In addition to the higher yields that were locked in during the first part of the year, the total return of the Bond Fund was enhanced by the capital appreciation generated from our bonds as interest rates declined throughout the year. The Bond Fund earned a total return of 14.06 percent in fiscal 1995. The dollar-weighted average maturity of the Bond Fund was 4.5 years, up slightly from fiscal 1994, and the average bond was rated AA by the recognized rating agencies.

During the first half of fiscal 1995 the Federal Reserve Board maintained their "restrictive" interest rate policy, aimed at slowing the economy and reducing inflationary expectations. Bond market investors applauded the success of this strategy and began to predict a reversal of prior interest rate hikes. In response, the yield on the 30-year Treasury declined from just above 8.0 percent in December 1994 to approximately 6.75 percent in May 1995.

Due to the mounting evidence of a slowing economy and the continued lack of inflationary pressures, the Federal Reserve Board eased monetary policy last summer by lowering the Federal Funds Rate 25 basis points to 5.75 percent. This "change in direction" along with the anticipation of further easing allowed interest rates to extend their decline. The 30-year Treasury closed the fiscal year with a yield of approximately 6.25 percent.

Also contributing to the decline was the expectation of a balanced budget agreement by our political leaders in Washington, D.C. "True" fiscal responsibility at our nation's capitol would lead to less government borrowing and, therefore, lower interest rates.

Looking into fiscal 1996, the U.S. economy appears sluggish, inflation expectations are in check, and Washington is moving closer to a balanced budget. This environment should allow interest rates to remain low or perhaps move lower during the first half of the year.

Sincerely,


John W. Thompson
Portfolio Manager

Thompson Plumb Bond Fund
Comparison of Change in Value of a $10,000 Investment

                                 LEHMAN BROTHERS
           THOMPSON PLUMB          INTERMEDIATE
             BOND FUND           CORP/GOV'T INDEX
Feb 92        10,000                 10,000
Nov 92        10,480                 10,615
Nov 93        11,395                 11,649
Nov 94        11,058                 11,436
Nov 95        12,612                 13,098

Thompson Plumb Bond Fund
Average Annual Total Return

1 Year            14.06%
Since Inception    6.29%

Past performance is not predictive of future performance.


THOMPSON PLUMB FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

November 30, 1995

GROWTH FUND INVESTMENT REVIEW

A year ago we stated in the Annual Report that "more favorable trends for stocks should soon start to develop." In fact, the stock market started an upturn early in the fiscal year and continued to show amazing strength throughout the year. As it turned out, the year ended November 30, 1995 was one of the best for the stock market averages in the entire period since World War II.

Your Fund fully participated in the general stock market gains of the past year. In part, this was because your Fund was fully invested throughout the year with minimal cash reserves. In addition, the major holdings of large, high-quality growth stocks benefited from the performance leadership this type of stock had in the market. Specifically, the Fund has important positions in Abbott Labs, AT&T, Coca-Cola, Emerson Electric, Exxon, Federal National Mortgage, General Electric, Johnson & Johnson, Kimberly-Clark, MCI, Merck, and PepsiCo. All of these stocks performed very well, with an average total return of 48 percent for the fiscal year.

For much of the fiscal year, technology stocks led the strong stock market. Your Fund participated in the trend, with over 17 percent of its assets invested in this sector during part of the year. The holdings of Cisco Systems and Intel were especially large contributors to this sector's good performance. Late in the fiscal year, holdings in the technology group were reduced to about 12 percent of assets.

On the negative side, our decision last summer to accumulate several growth-oriented retailers was premature. These stocks far underperformed the general market for the entire year. When economic conditions turn more favorable for retail sales, these stocks should be early cycle leaders. This example illustrates our style of accumulating good industries and companies during times of temporary disappointment.

Your Fund continues to seek out intermediate-size growth situations that augment the holdings of large growth companies. These somewhat smaller companies are expected to have faster earnings growth and hence provide the opportunity for greater appreciation over the long term.

Lower interest rates were a powerful stimulus to stock prices during the past year. Looking ahead, we expect rates to move somewhat lower in 1996, especially for shorter-term maturities. However, corporate earnings are slowing and lower 1996 profits are likely for some cyclical industries in a sluggish economy. These conditions tend to produce a "tug of war," and a more volatile stock market is likely in 1996.

Sincerely,


John W. Thompson
Portfolio Manager

Thompson Plumb Growth Fund
Comparison of Change in Value of a $10,000 Investment

               THOMPSON PLUMB          STANDARD &
                GROWTH FUND         POOR'S 500 INDEX
Feb 92           10,000                 10,000
Nov 92           10,185                 10,695
Nov 93           10,235                 11,775
Nov 94           10,215                 11,899
Nov 95           13,573                 16,299

Thompson Plumb Growth Fund
Average Annual Total Return

1 Year           32.87%
Since Inception   8.36%

Past Performance is not predictive of future performance.

THOMPSON PLUMB FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995

                                  BALANCED FUND  BOND FUND        GROWTH FUND
ASSETS
 Investments, at market value
   (Cost $15,435,926, $14,321,340
   and $10,851,375, respectively)
   Common stocks ..............   $ 13,093,937              -     $ 11,920,437
   Preferred stocks ...........        380,000    $    356,250               -
   Bonds ......................      4,255,539      13,865,366               -
   Short-term investments .....        282,684         487,951         848,690
                                    18,012,160      14,709,567      12,769,127
 Receivable from investment
   advisor ....................              -           1,600               -
 Prepaid expenses .............          4,608           2,549           1,309
 Dividends and interest
   receivable .................        101,418         180,159          20,094
                                  $ 18,118,186    $ 14,893,875    $ 12,790,530

LIABILITIES
 Due on purchase of
   securities .................              -               -    $    197,480
 Accrued expenses payable .....   $     31,711    $     23,640          23,883
                                        31,711          23,640         221,363

NET ASSETS
 Capital stock, $.001 par value;
   100,000,000 shares authorized;
   1,271,120, 1,393,152 and
   508,142 shares outstanding,
   respectively ...............     14,160,542      14,480,160      10,391,912
 Undistributed net investment
   income .....................        250,827         189,685               -
 Net realized gain (loss) on
   investments ................      1,098,872        (187,837)        259,503
 Net unrealized appreciation on
   investments ................      2,576,234          388,227      1,917,752
                                    18,086,475       14,870,235     12,569,167
                                  $ 18,118,186     $ 14,893,875   $ 12,790,530

 Offering and redemption price/
   Net asset value per share ..        $ 14.23          $ 10.67        $ 24.74

The accompanying notes to financial statements are an integral part of this statement.

THOMPSON PLUMB FUNDS, INC.
SCHEDULE OF INVESTMENTS
November 30, 1995

                                          Shares or
                                          Principal         Market
                                          Amount            Value
         BALANCED FUND
COMMON STOCKS - 72.7%

  Consumer Non-durables - 9.0%
    Coca-Cola ..........................      4,000         $   303,000
    Colgate-Palmolive ..................      3,000             219,750
    Kimberly-Clark .....................      5,500             422,125
    PepsiCo ............................      7,500             415,312
    Premark International ..............      5,000             255,000
                                                              1,615,187
  Health Care - 9.3%
    Abbott Laboratories ................      8,000             325,000
    Johnson & Johnson ..................      5,000             433,125
    Merck & Co. ........................      8,000             495,000
    ONCOR <F1> .........................     24,000             141,000
    Sofamor/Danek Group <F1> ...........     12,500             287,500
                                                              1,681,625
  Services - 3.3%
    Marcus .............................      9,000             208,125
    Merrill ............................     10,000             170,000
    Promus Hotel <F1> ..................     10,000             221,250
                                                                599,375
    Retail - 6.3%
    Best Buy <F1> ......................     13,000             266,500
    Heilig-Meyers ......................     12,000             243,000
    Penney, J. C. ......................      5,000             235,625
    Sports & Recreation <F1> ...........     30,000             210,000
    Toys R Us <F1> .....................      8,000             186,000
                                                              1,141,125
  Capital Goods - 9.7%
    Emerson Electric ...................      4,000             312,500
    Fisher Scientific International ....      4,000             130,500
    General Electric ...................      6,000             402,750
    Grainger, W. W. ....................      5,000             334,375
    Osmonics <F1> ......................     15,000             270,000
    Regal Beloit .......................     13,000             286,000
                                                              1,736,125
  Basic Materials - 8.7%
    Bandag - Class A ...................      4,000             197,000
    Consolidated Papers ................      6,000             372,000
    Sigma-Aldrich ......................      4,000             197,000
    Specialty Paperboard <F1> ..........     30,000             378,750
    Wausau Paper Mills .................     15,000             412,500
                                                              1,557,250
  Technology - 7.3%
    EMC <F1> ...........................     20,000             357,500
    Intel ..............................      7,000             426,125
    Lattice Semiconductor <F1> .........      9,000             290,250
    Motorola ...........................      4,000             246,000
                                                              1,319,875
  Energy - 6.3%
    Chieftain International <F1> .......     25,000             418,750
    Exxon ..............................      5,000             386,875
    Seagull Energy <F1> ................     18,000             333,000
                                                              1,138,625
  Telecommunications/Cable - 4.6%
    A T & T ............................      6,000             395,250
    Paging Network <F1> ................      5,000             111,250
    WorldCom <F1> ......................     10,000             325,000
                                                                831,500
  Financial Services - 8.2%
    Cincinnati Financial ...............      2,500             155,000
    Federal National Mortgage ..........      4,000             438,000
    First Financial - Wisconsin ........     15,000             337,500
    Marsh & McLennan ...................      2,000             173,500
    Marshall & Ilsley ..................     14,000             369,250
                                                              1,473,250
    TOTAL COMMON STOCK
      (COST $10,679,551) ...............                     13,093,937

PREFERRED STOCKS - 2.1%

  Services - 2.1%
    Loewen Group Capital Preferred
      9.450% Series A <F2> .............     16,000             380,000

    TOTAL PREFERRED STOCK
      (COST $402,898) ..................                        380,000

BONDS - 23.6%
  United States Government
      and Agency Issues - 12.1%
    Federal National Mortgage Assoc.
      8.000% Due 03/15/00 ..............    500,000             503,125
    United States Treasury Notes
      7.250% Due 08/15/04 ..............  1,000,000           1,100,160
    United States Treasury Notes
      7.875% Due 11/15/04 ..............    500,000             572,345

    Total United States Government
       and Agency Issues ...............                      2,175,630

  Corporate Bonds - 11.5%
    American Home Products
      7.700% Due 02/15/00 ..............    350,000             372,750
    Ford Holdings
      9.250% Due 03/01/00 ..............    250,000             278,985
    PDV America, Inc.
      7.750% Due 08/01/00 ..............    600,000             579,588
    Philip Morris
      9.000% Due 01/01/01 ..............    760,000             848,586

    Total Corporate Bonds                                     2,079,909

    TOTAL BONDS
      (COST $4,070,793) ................                      4,255,539

SHORT-TERM INVESTMENTS - 1.6%

    General Mills
      Variable Rate Demand Notes .......    260,850             260,850
    Pitney Bowes Credit
      Variable Rate Demand Notes .......     10,500              10,500
    Southwestern Bell Telephone
      Variable Rate Demand Notes .......     10,834              10,834
    Wisconsin Electric Power
      Variable Rate Demand Notes .......        500                 500

    TOTAL SHORT-TERM INVESTMENTS
      (COST $282,684) ..................                        282,684

    TOTAL INVESTMENTS - 100.0%
      (COST $15,435,926) ...............                    $18,012,160

<F1>
Non-income producing
<F2>
Limited partnership preferred shares

                                           Shares or
                                           Principal         Market
                                           Amount            Value
         BOND FUND
PREFERRED STOCKS - 2.4%

  Services - 2.4%
    Loewen Group Capital Preferred
      9.450% Series A <F2> .............      15,000         $   356,250

   TOTAL PREFERRED STOCK
     (COST $383,125) ...................                         356,250

BONDS - 94.3%

  United States Government
      and Agency Issues - 57.6%
    Federal Home Loan Banks
      8.750% Due 02/03/05 ..............     500,000             530,080
    United States Treasury Notes
      8.500% Due 05/15/97 ..............     300,000             312,843
    United States Treasury Notes
      7.500% Due 10/31/99 ..............   1,000,000           1,068,590
    United States Treasury Notes
      7.750% Due 11/30/99 ..............   1,000,000           1,078,910
    United States Treasury Notes
      7.750% Due 12/31/99 ..............   1,000,000           1,080,160
    United States Treasury Notes
      6.750% Due 04/30/00 ..............   1,000,000           1,047,030
    United States Treasury Notes
      8.000% Due 05/15/01 ..............   1,000,000           1,113,440
    United States Treasury Notes
      7.250% Due 05/15/04 ..............   1,000,000           1,098,910
    United States Treasury Notes
      7.875% Due 11/15/04 ..............   1,000,000           1,144,690

    Total United States Government
      and Agency Issues ................                       8,474,653

  Corporate Bonds - 36.7%
    Baltimore Gas & Electric
      8.375% Due 08/15/01 ..............     200,000             221,312
    First Bank Systems
      6.875% Due 09/15/07 ..............     250,000             256,798
    Firstar Corp.
      7.150% Due 09/01/00 ..............     250,000             255,615
    Ford Motor Credit
      8.000% Due 12/01/97 ..............     500,000             520,470
    General Motors Acceptance Corp.
      8.375% Due 05/01/97 ..............     540,000             557,550
    GTE Corp.
      9.375% Due 12/01/00 ..............     100,000             113,451
    Long Island Lighting
      7.625% Due 04/15/98 ..............     500,000             500,060
    Maytag Corp.
      8.875% Due 07/15/99 ..............     250,000             272,312
    McDonnell Douglas
      8.400% Due 04/11/00 ..............     250,000             254,428
    Norwest Financial, Inc.
      6.250% Due 11/01/02 ..............     250,000             251,000
    PDV America, Inc.
      7.875% Due 08/01/03 ..............     400,000             373,432
    Philip Morris
      9.000% Due 01/01/01 ..............     500,000             558,280
    Sears, Roebuck Co.
      8.450% Due 11/01/98 ..............     500,000             533,755
    Time Warner, Inc.
      7.450% Due 02/01/98 ..............     500,000             512,500
    Time Warner, Inc.
      7.950% Due 02/01/00 ..............     200,000             209,750

    Total Corporate Bonds ..............                       5,390,713

    TOTAL BONDS
      (COST $13,450,264) ...............                      13,865,366

SHORT-TERM INVESTMENTS - 3.3%

    General Mills
      Variable Rate Demand Notes .......      73,770         $    73,770
    Pitney Bowes Credit
      Variable Rate Demand Notes .......      44,803              44,803
    Sara Lee
      Variable Rate Demand Notes .......      73,717              73,717
    Southwestern Bell Telephone
      Variable Rate Demand Notes .......     115,823             115,823
    Warner-Lambert
      Variable Rate Demand Notes .......     146,435             146,435
    Wisconsin Electric Power
      Variable Rate Demand Notes .......      33,403              33,403

    TOTAL SHORT-TERM INVESTMENTS
      (COST $487,951) ..................                         487,951

    TOTAL INVESTMENTS - 100.0%
      (COST $14,321,340) ...............                     $14,709,567

<F2>
Limited partnership preferred shares

                                           Shares or
                                           Principal         Market
                                           Amount            Value
         GROWTH FUND
COMMON STOCKS - 93.4%

  Consumer Non-durables - 13.4%
    Celestial Seasonings <F1> ..........      10,000         $   192,500
    Coca-Cola ..........................       2,000             151,500
    Eastman Kodak ......................       4,000             273,000
    Kimberly-Clark .....................       3,000             230,250
    McCormick & Co. ....................       3,000              70,875
    PepsiCo ............................       5,000             276,875
    Tambrands ..........................       5,000             260,625
    UST Inc. ...........................       8,000             260,000
                                                               1,715,625
  Health Care - 10.5%
    Abbott Laboratories ................       6,000             243,750
    DENTSPLY International .............       5,000             179,375
    EmCare Holdings <F1> ...............       2,500              58,125
    Johnson & Johnson ..................       3,000             259,875
    Merck & Co. ........................       6,000             371,250
    Sofamor/Danek Group <F1> ...........      10,000             230,000
                                                               1,342,375
  Services - 5.8%
    Marcus .............................       7,500             173,437
    Merrill ............................      10,000             170,000
    New York Times - Class A ...........       8,000             236,000
    Promus Hotel <F1> ..................       7,000             154,875
                                                                 734,312
  Retail - 8.5%
    Best Buy <F1> ......................       8,000             164,000
    Heilig-Meyers ......................      12,000             243,000
    Penney, J. C. ......................       3,000             141,375
    Sports & Recreation <F1> ...........      15,000             105,000
    Toys R Us <F1> .....................       7,000             162,750
    Walgreen ...........................       9,000             263,250
                                                               1,079,375
  Capital Goods - 8.5%
    Emerson Electric ...................       3,000             234,375
    Fisher Scientific International ....       3,000              97,875
    General Electric ...................       3,000             201,375
    Grainger, W. W. ....................       5,000             334,375
    Osmonics <F1> ......................      12,000             216,000
                                                               1,084,000
  Basic Materials - 13.2%
    Air Products & Chemicals ...........       4,000             222,000
    Bandag .............................       5,000             254,375
    Betz Laboratories ..................       4,000             161,000
    Consolidated Papers ................       5,000             310,000
    Crompton & Knowles .................      10,000             130,000
    Sigma-Aldrich ......................       6,000             295,500
    Temple-Inland ......................       2,000              90,750
    Wausau Paper Mills .................       8,000             220,000
                                                               1,683,625
  Technology - 10.5%
    American Power Conversion <F1> .....      10,000             106,250
    Cisco Systems <F1> .................       3,000             252,375
    EMC <F1> ...........................      16,000             286,000
    Intel ..............................       5,000             304,375
    Lattice Semiconductor <F1> .........       6,000             193,500
    Zebra Technologies - Class A <F1> ..       3,000             200,250
                                                               1,342,750
  Energy - 9.8%
    Chevron ............................       5,000             246,875
    Chieftain International <F1> .......      23,000             385,250
    Devon Energy .......................       7,000             168,875
    Exxon ..............................       3,000             232,125
    Seagull Energy <F1> ................      12,000             222,000
                                                               1,255,125
  Telecommunications/Cable - 7.5%
    A T & T ............................       5,000             329,375
    MCI Communications .................      12,000             321,000
    Paging Network <F1> ................       5,000             111,250
    WorldCom <F1> ......................       6,000             195,000
                                                                 956,625
  Financial Services - 5.7%
    Cincinnati Financial ...............       3,000             186,000
    Federal National Mortgage ..........       2,500             273,750
    First Financial - Wisconsin ........       6,000             135,000
    Marshall & Ilsley ..................       5,000             131,875
                                                                 726,625
    TOTAL COMMON STOCK
      (COST $10,002,685) ...............                      11,920,437

SHORT-TERM INVESTMENTS - 6.6%

    General Mills
      Variable Rate Demand Notes .......     203,799             203,799
    Pitney Bowes Credit
      Variable Rate Demand Notes .......     163,571             163,571
    Sara Lee
      Variable Rate Demand Notes .......      37,134              37,134
    Southwestern Bell Telephone
      Variable Rate Demand Notes .......     231,962             231,962
    Warner-Lambert
      Variable Rate Demand Notes .......      96,032              96,032
    Wisconsin Electric Power
      Variable Rate Demand Notes .......     116,192             116,192

    TOTAL SHORT-TERM INVESTMENTS
      (COST $848,690) ..................                         848,690

    TOTAL INVESTMENTS - 100.0%
      (COST $10,851,375) ...............                     $12,769,127

<F1>
Non-income producing

The accompanying notes to financial statements are an integral part of this schedule.

THOMPSON PLUMB FUNDS, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1995

                                  BALANCED FUND     BOND FUND     GROWTH FUND
Investment income
  Dividends ....................  $   192,746       $   26,746    $   115,768
  Interest .....................      366,609          825,242         17,724
                                      559,355          851,988        133,492
Expenses
  Accounting services fees .....       31,168           30,217         30,214
  Directors fees ...............        5,794            3,938          2,267
  Investment advisory fees .....      147,812           81,158         78,969
  Professional fees ............       28,289           25,724         23,521
  Shareholder servicing costs ..       23,400           10,957         10,882
  Other expenses ...............       24,283           14,729         12,085
    Total expenses .............      260,746          166,723        157,938
    Less expenses reimbursable
      by advisor ...............            -          (25,775)             -
Net expenses ...................      260,746          140,948        157,938
Net investment income (loss) ...      298,609          711,040        (24,446)
Net realized gain on
  investments ..................    1,051,073           90,541        259,674
Net unrealized appreciation on
  investments ..................    1,958,203          803,692      1,815,719
Net gain on investments ........    3,009,276          894,233      2,075,393
Net increase in net assets
  resulting from operations ....  $ 3,307,885      $ 1,605,273    $ 2,050,947

The accompanying notes to financial statements are an integral part of this statement.

THOMPSON PLUMB FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                               BALANCED FUND                 BOND FUND               GROWTH FUND
                                           Year Ended November 30,    Year Ended November 30,  Year Ended November 30,
                                              1995         1994          1995         1994         1995        1994

Increase (Decrease) in Net Assets
  Operations
    Net investment income (loss) .....   $   298,609  $   358,945   $  711,040  $   454,244  $   (24,446)  $   (26,955)
    Net realized gain (loss) on
      investments ....................     1,051,073    1,972,759       90,541     (269,209)     259,674        673,844
    Net unrealized appreciation
      (depreciation) on investments ..     1,958,203   (1,898,832)     803,692     (509,753)   1,815,719       (656,811)
    Net increase (decrease) in net
      assets resulting from
      operations .....................     3,307,885      432,872    1,605,273     (324,718)   2,050,947         (9,922)
Distributions to Shareholders
    Distributions from net investment
      income .........................     (358,945)     (410,320)    (653,566)    (392,056)           -              -
    Distributions from net realized
      gains on securities
      transactions ...................   (1,971,983)   (1,015,077)           -      (73,639)    (430,201)             -
  Total distributions to shareholders    (2,330,928)   (1,425,397)    (653,566)    (465,695)    (430,201)             -

Fund Share Transactions
  Proceeds from sale of 191,606;
    230,178; 492,422; 671,732; 271,434
    and 77,011 shares sold,
    respectively .....................    2,540,438     3,159,218    5,103,604    6,956,944    6,162,583      1,593,983
  Net asset value of 29,018; 29,414;
    57,149 and 33,253 shares issued
    to shareholders in reinvestment
    of dividends, respectively .......      347,632       400,335      582,902      339,078            -              -
  Net asset value of 159,459; 72,811;
    5,729 and 21,159 shares issued to
    shareholders in reinvestment of
    realized gains, respectively .....    1,910,301       990,980            -       60,554      405,826              -
  Payments for 381,297; 575,795;
    190,417; 250,399; 14,544 and
    192,677 shares redeemed,
    respectively .....................   (4,924,984)   (7,800,933)  (1,981,329)  (2,536,926)    (320,867)    (3,961,826)
  Net increase (decrease) in net
    assets resulting from Fund share
    transactions ((1,214); (243,392);
    359,154; 460,315; 278,049 and
    (115,666) shares, respectively) ..     (126,613)   (3,250,400)   3,705,177    4,819,650    6,247,542     (2,367,843)
Total increase (decrease) in net
  assets .............................      850,344    (4,242,925)   4,656,884    4,029,237    7,868,288     (2,377,765)
Net Assets
  Beginning of period ................   17,236,131    21,479,056   10,213,351    6,184,114    4,700,879      7,078,644

  End of period (Including
    undistributed net investment
    income of $250,827; $311,163;
    $189,685; $132,211; $0 and $0,
    respectively) ....................  $18,086,475   $17,236,131  $14,870,235  $10,213,351  $12,569,167    $ 4,700,879

The accompanying notes to financial statements are an integral part of this statement.

THOMPSON PLUMB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS


NOTE 1 - ORGANIZATION
Thompson Plumb Funds, Inc. (the "Company") is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company.

The Company is a series of separate mutual funds: Thompson Plumb Balanced Fund (the "Balanced Fund"), Thompson Plumb Bond Fund (the "Bond Fund"), and Thompson Plumb Growth Fund (the "Growth Fund"), collectively the "Funds." The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION - Portfolio securities which are traded on an exchange or Nasdaq are valued at the last sale price reported on the day of valuation. Securities for which there are no transactions on a given day or securities not traded on an exchange or Nasdaq are valued at the average of the most recent bid and asked prices. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market. Debt securities for which market quotations are not readily available may be valued based on information supplied by independent pricing services, including services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the market value of the instrument. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Board of Directors of Thompson Plumb Funds, Inc.

REALIZED GAINS AND LOSSES ON SECURITIES - Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

VARIABLE-RATE DEMAND NOTES - The Funds invest in short-term, variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation. Each Fund's policy is to not purchase variable-rate demand notes unless at the time of purchase the issuer has unsecured debt securities outstanding that have received a rating within the two highest categories from either Standard & Poor's Corporation (that is, A-1, A-2 or AAA, AA) or Moody's Investors Service, Inc. (that is, Prime-1, Prime-2 or Aaa, Aa). Accordingly, the Funds do not anticipate nonperformance of these obligations by the issuers.

PERMANENT BOOK AND TAX DIFFERENCES - Cumulative permanent book and tax differences of $106,838 in undistributed net investment loss have been reclassified to paid-in capital for the Growth Fund.

OTHER - Investment security transactions are accounted for on the trade date. Discounts and premiums on securities purchased are amortized over the life of the respective securities on the same basis for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

NOTE 3 - INVESTMENT ADVISORY & ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into an Advisory Agreement with Thompson, Plumb & Associates, Inc. (the "Advisor") for management of each Fund's portfolio and for the administration of other Fund affairs. As compensation for its services, the Advisor receives a fee computed daily and payable monthly as follows: (i) for the Balanced Fund, .85 of 1% of net assets up to $50 million and .80 of 1% of net assets in excess of $50 million; (ii) for the Bond Fund,
 .65 of 1% of net assets up to $50 million and .60 of 1% of net assets in excess of $50 million; (iii) for the Growth Fund, 1.00% of net assets up to $50 million and .90 of 1% of net assets in excess of $50 million.

Pursuant to an Accounting Services Agreement, the Advisor maintains the Funds' financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays the Advisor a fee computed daily and payable monthly at the annual rate of .20 of 1% of net assets up to $30 million and .125 of 1% of net assets in excess of $30 million, with a minimum fee of $30,000 per year. On October 1, 1995, this fee changed to the above schedule from $120 per day, per Fund, as approved by the Board of Directors.

The Advisor reimburses the Funds for annual expenses in excess of the lowest expense limitation imposed by the states. In addition to the reimbursement required under the Advisory Agreement, the Advisor voluntarily reimbursed the Bond Fund for expenses incurred on an annual basis over 1.00% of average net assets from December 1, 1994 to January 31, 1995 and 1.15% of average net assets, thereafter. This voluntary reimbursement to the Bond Fund may be modified or discontinued at any time by the Advisor.

Each Fund is charged for those expenses that are directly attributed to it, such as advisory, custodian, accounting services and certain shareholder servicing fees, while other expenses that cannot be directly attributable to a Fund are allocated among the Funds in proportion to the net assets of the respective Fund.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders of net investment income and realized gains on securities from the Balanced Fund and the Growth Fund normally will be declared on an annual basis within thirty days and paid within sixty days following the Fund's fiscal year-end. Bond Fund distributions of net investment income normally will be declared on a quarterly basis within thirty days and paid within sixty days following the Fund's fiscal quarter, and distributions of realized gains normally will be declared on an annual basis within thirty days and paid within sixty days following the Fund's fiscal year-end. Distributions are recorded on the ex-dividend date.

Quarterly distributions from net investment income for the Bond Fund during fiscal 1995 totaled $653,566 or $0.56 per share. For the period ended November 30, 1995, a capital gains distribution for the Balanced Fund and the Growth Fund and a dividend from net investment income for the Balanced Fund and the Bond Fund were declared December 22, 1995 payable to shareholders on December 26, 1995.



                         CAPITAL GAINS DISTRIBUTIONS
                  1995 Long-term           1995 Short-term
                   Total       Per           Total       Per
               Distribution   Share      Distribution   Share

BALANCED FUND    $544,632     $0.42        $568,219     $0.44
GROWTH FUND        $5,240     $0.01        $279,584     $0.54



                    DIVIDENDS FROM NET INVESTMENT INCOME
                                   1995
                              Total        Per
                           Distribution   Share

BALANCED FUND                $298,611     $0.23
BOND FUND                    $201,800     $0.14



NOTE 5 - PURCHASE AND SALE OF SECURITIES
Investment transactions for the year ended November 30, 1995 were as follows:



                                Balanced Fund    Bond Fund   Growth Fund

U. S. Government Securities
    Purchases                    $3,197,345     $14,723,065            -
    Sales                        $3,444,155     $13,788,942            -

Securities other than
U. S. Government and
Short-term Investments
    Purchases                   $15,573,812      $4,560,996  $11,831,860
    Sales                       $17,505,984      $2,068,802  $ 6,665,367


NOTE 6 - FEDERAL INCOME TAXES
No provision has been made for Federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Bond Fund has $186,829 of net capital losses which expire November 30, 2002 that may be used to offset capital gains in future years to the extent provided by tax regulations.

During the period ended November 30, 1995, the Bond Fund utilized a Federal income tax capital loss carryforward of $31,535 and a post-October capital loss carryforward of $60,011 to offset certain realized capital gains during the period.


For Federal income tax purposes at November 30, 1995:

                               Aggregate        Aggregate
                               unrealized       unrealized     Net unrealized
             Aggregate cost   appreciation     depreciation    appreciation
             of investments  for investments  for investments  for investments
             in securities        held             held             held

Balanced Fund   $15,497,823      $2,871,356       ($357,019)       $2,514,337
Bond Fund       $14,322,346        $464,879        ($77,658)         $387,221
Growth Fund     $10,901,139      $2,158,468       ($290,480)       $1,867,988


THOMPSON PLUMB FUNDS, INC.
FINANCIAL HIGHLIGHTS

The following table presents information relating to a share of capital stock outstanding for the entire period.

                            Income From Investment Operations      Less Distributions
                                        Net Gains
                                        or Losses on
               Net Asset                Investments  Total         Dividends                                      Net Asset
               Value,       Net         (both        From          (from net   Distributions                      Value,
               Beginning    Investment  realized and Investment    investment  (from capital  Total               End of
               of Period    Income      unrealized)  Operations    income)     gains)         Distributions       Period

BALANCED FUND

March 16, 1987
(Commencement
of Operations)
through
November 30,
1987           $10.00       $0.09       ($1.64)      ($1.55)           -           -              -               $8.45

Year Ended
November 30,
1988             8.45        0.19         1.51         1.70        (0.09)          -          (0.09)              10.06
1989            10.06        0.30         1.72         2.02        (0.21)          -          (0.21)              11.87
1990            11.87        0.27        (0.14)        0.13        (0.31)          -          (0.31)              11.69
1991            11.69        0.27         1.83         2.10        (0.29)          -          (0.29)              13.50
1992            13.50        0.30         1.16         1.46        (0.28)      (0.11)         (0.39)              14.57
1993            14.57        0.28         0.15         0.43        (0.28)      (0.55)         (0.83)              14.17
1994            14.17        0.27         0.04         0.31        (0.27)      (0.66)         (0.93)              13.55
1995            13.55        0.24         2.26         2.50        (0.28)      (1.54)         (1.82)              14.23

BOND FUND

February 10, 1992
(Commencement of
Operations) through
November 30,
1992           $10.00      $0.20         $0.28        $0.48      ($0.15)           -          ($0.15)            $10.33

Year Ended
November 30,
1993            10.33       0.45          0.44         0.89       (0.42)       (0.02)         (0.44)              10.78
1994            10.78       0.48         (0.78)       (0.30)      (0.47)       (0.13)         (0.60)               9.88
1995             9.88       0.57          0.78         1.35       (0.56)           -          (0.56)              10.67

GROWTH FUND

February 10, 1992
(Commencement of
Operations) through
November 30,
1992           $20.00    ($0.05)         $0.42        $0.37           -            -              -              $20.37

Year Ended
November 30,
1993            20.37     (0.12)          0.22         0.10           -            -              -               20.47
1994            20.47     (0.20)          0.16        (0.04)          -            -              -               20.43
1995            20.43     (0.05)          6.22         6.17           -        (1.86)         (1.86)              24.74



                                                Ratios/Supplemental Data

                                Net Assets,     Ratio of       Ratio of
                                End of          Expenses       Net Income      Portfolio
                Total           Period          to Average     to Average      Turnover
                Return          (millions)      Net Assets     Net Assets      Rate

BALANCED FUND
March 16, 1987
(Commencement
of Operations)
through
November 30,
1987            (15.50%)<F1>    $4.4            2.00%<F2><F3>  1.93%<F2><F4>   114.06%

Year Ended
November 30,
1988             20.28%          6.4            2.00%<F3>      2.15%<F4>        80.96%
1989             20.46%          9.0            2.00%          2.95%            55.69%
1990              1.18%         11.4            1.84%          2.49%            56.86%
1991             18.35%         18.1            1.64%          2.46%            48.46%
1992             10.91%         20.9            1.48%          2.14%            52.75%
1993              3.02%         21.5            1.40%          1.89%            91.77%
1994              2.15%         17.2            1.42%          1.84%           110.01%
1995             21.02%         18.1            1.49%          1.71%           111.16%

BOND FUND

February 10, 1992
(Commencement of
Operations) through
November 30,
1992             4.80%<F1>      $3.9            1.15%<F2><F3>  4.36%<F2><F4>   227.03%

Year Ended
November 30,
1993             8.74%           6.2            1.00%<F3>      4.44%<F4>       111.18%
1994            (2.96%)         10.2            1.00%<F3>      4.83%<F4>       165.74%
1995            14.06%          14.9            1.13%<F3>      5.70%<F4>       111.95%


GROWTH FUND

February 10, 1992
(Commencement of
Operations) through
November 30,
1992             1.85%<F1>      $7.4            2.00%<F2><F3> (0.40%)<F2><F4>   43.23%

Year Ended
November 30,
1993             0.49%           7.1            1.93%         (0.54%)           98.93%
1994            (0.19%)          4.7            2.00%<F3>     (0.49%)<F4>      116.69%
1995            32.87%          12.6            2.00%         (0.31%)           86.68%

<F1>
Calculated on a non-annualized basis.
<F2>
Calculated on an annualized basis.
<F3>
Computed after giving effect to Advisor's expense
reimbursement as follows:   for the Balanced Fund $13,977 and
$4,994 in 1988 and 1987, respectively; for the Bond Fund $25,775, $46,412, $39,759 and $20,582 in 1995, 1994, 1993 and 1992,
respectively;  for the Growth Fund $16,467 and $2,638 in 1994 and
1992, respectively.   Without such reimbursements, the ratios would
have been as follows:   for the Balanced Fund 2.2% in 1988 and
2.2%<F2> in 1987; for the Bond Fund 1.34%, 1.48%, 1.76% and 2.36%<F2>
in 1995, 1994, 1993 and 1992, respectively; for the Growth Fund 2.31% in 1994 and 2.05%<F2> in 1992.
<F4>
Without expense reimbursements, the ratios would have been as
follows:   for the Balanced Fund 1.9% and 1.7%<F2> in 1988 and 1987,
respectively; for the Bond Fund 5.49%, 4.34%, 3.68% and 3.13%<F2> in 1995, 1994, 1993 and 1992, respectively; for the Growth Fund
(0.80%) and (0.46%)<F2> in 1994 and 1992, respectively.



REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Thompson Plumb Funds,
Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thompson Plumb Balanced Fund, Thompson Plumb Bond Fund and Thompson Plumb Growth Fund (constituting the Thompson Plumb Funds, Inc., hereafter referred to as the "Funds") at November 30, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the eight years in the period ended November 30, 1995 and for the period March 16, 1987 (commencement of operations) through November 30, 1987 for the Thompson Plumb Balanced Fund and for the three years in the period ended November 30, 1995 and the period February 10, 1992 through November 30, 1992 for Thompson Plumb Bond Fund and Thompson Plumb Growth Fund, all in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP

December 29, 1995

DIRECTORS OF THE FUNDS

George H. Austin

Mary Ann Deibele

John W. Feldt

Donald A. Nichols

Thomas G. Plumb, CFA: Vice President
Thompson,  Plumb & Associates, Inc.

John W. Thompson, CFA: President
Thompson,  Plumb & Associates, Inc.

OFFICERS OF THE FUNDS

John W. Thompson, CFA
Chairman & Secretary

Thomas G. Plumb, CFA
President & Treasurer

CUSTODIAN, TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Firstar Trust Company
P. 0. Box 701
Milwaukee, Wisconsin 53201

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Quarles & Brady
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

INVESTMENT ADVISOR
Thompson,  Plumb & Associates, Inc.
8201 Excelsior Drive, Suite 200
Madison, Wisconsin 53717
Telephone: (608) 831-1300